SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2006

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

420 Lexington Avenue, Suite 408 New York, New York (Address of principal executive offices)	10170 (Zip code)

Registrant’s telephone number, including area code: (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 9, 2006, SIGA Technologies, Inc., a Delaware corporation (“SIGA”) and PharmAthene, Inc., a Delaware corporation (“PharmAthene”), issued a joint press release pursuant to which they announced that they have entered into a definitive agreement providing for the merger of PharmAthene and SIGA. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated by reference in this Item 8.01.

A copy of the Agreement and Plan of Merger, dated as of June 8, 2006, among SIGA, its wholly owned subsidiary, SIGA Acquisition Corp., a Delaware corporation, and PharmAthene is publicly available as an exhibit to SIGA’s previous Form 8-K filed on June 13, 2006.

Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits

Exhibit No.	Description
99.1	Press Release dated June 9, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                SIGA TECHNOLOGIES, INC.

                By: /s/ Thomas N. Konatich
            Name: Thomas N. Konatich
                Title:   Acting Chief Executive Officer & Chief Financial Officer

Date: June 13, 2006